NATIONWIDE MUTUAL FUNDS

Nationwide Bailard Cognitive Value Fund	Nationwide Geneva Small Cap Growth Fund
Nationwide Bailard Technology & Science Fund	Nationwide Long/Short Equity Fund
Nationwide Diamond Hill Large Cap Concentrated Fund	Nationwide Loomis All Cap Growth Fund
(formerly, Nationwide Large Cap Equity Fund)	Nationwide Small Company Growth Fund
Nationwide Dynamic U.S. Growth Fund	Nationwide U.S. Small Cap Value Fund
(formerly, Nationwide Growth Fund)	Nationwide WCM Focused Small Cap Fund
Nationwide Fund	Nationwide Ziegler Equity Income Fund
Nationwide Geneva Mid Cap Growth Fund

Supplement dated April 29, 2019
to the Prospectus dated February 28, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide Large Cap Equity Fund)

Effective immediately, the table under the section entitled “Average Annual Total Returns (For the Periods Ended December 31, 2018)” on page 12 of the Prospectus is deleted in its entirety and replaced with the following:

	1 Year	5 Years	10 Years
Class A Shares – Before Taxes	-14.81%	4.88%	11.21%
Class A Shares – After Taxes on Distributions	-28.63%	-0.28%	8.37%
Class A Shares – After Taxes on Distributions and Sales of Shares	-2.99%	3.07%	8.90%
Class C Shares – Before Taxes	-11.21%	5.47%	11.16%
Class R6 Shares – Before Taxes	-9.32%	6.54%	12.21%
Institutional Service Class Shares – Before Taxes	-9.40%	6.40%	12.14%
Russell 1000® Value Index (The Index does not pay sales charges, fees, expenses or taxes.)	-8.27%	5.95%	11.18%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE